ING Mutual Funds

ING Disciplined International Small Cap Fund

ING Emerging Markets Fixed Income Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated July 13, 2009

to Class A, Class B and Class C Prospectus, Class I, Class Q and Class W Prospectus,

and Class A,B,C,I,O,Q and W Statement of Additional Information,

each dated February 27, 2009

On July 10, 2009, the Board of Directors of ING Mutual Funds approved a proposal to liquidate the Funds on or about August 17, 2009.  The Funds are closed to new investment effective July 13, 2009. You will be receiving an additional communication from a Fund explaining the liquidations as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE